UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 13, 2021

HEALTHCARE SERVICES ACQUISITION CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-39823	85-2754095
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7809 Woodmont Avenue, Suite 200 Bethesda, MD	20814
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 605-1309

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-half of one redeemable warrant	HCARU	The Nasdaq Stock Market LLC
Class A common stock included as part of the units	HCAR	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	HCARW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On April 12, 2021, the staff of the Securities and Exchange Commission (the “SEC”) issued a public statement entitled “Staff Statement on Accounting and Reporting Considerations for Warrants issued by Special Purpose Acquisition Companies” (“SPACs”) (the “Statement”). In the Statement, the SEC staff expressed its view that certain terms and conditions common to SPAC warrants may require the warrants to be classified as liabilities on the SPAC’s balance sheet as opposed to equity. Since December 28, 2020 (the “IPO date”), Healthcare Services Acquisition Corporation (the “Company”) has accounted for its outstanding warrants (“Warrants”) to purchase ordinary shares as equity within its financial statements. However, as a result of the Statement, and after discussion and evaluation, including with the Company’s independent auditors, the Company has concluded that the Warrants should be presented as liabilities on its financial statements as of the IPO date reported at fair value with subsequent fair value re-measurement at each reporting period.

On May 13, 2021, the Board of Directors of the Company, based on the recommendation of and after consultation with management, concluded that the Company’s previously issued audited financial statements for the period from August 20, 2020 to December 31, 2020 included in its Annual Report on Form 10-K for the year ended December 31, 2020 (the “Original Form 10-K”) should no longer be relied upon due to changes required to reclassify the Warrants as liabilities to align with the requirements set forth in the Statement. The Audit Committee has discussed this approach with its independent registered public accounting firm, WithumSmith+Brown, PC, and is preparing an amendment to the Original Form 10-K reflecting the reclassification of the Warrants.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 18, 2021

HEALTHCARE SERVICES ACQUISITION CORPORATION

By:	/s/ Tao Tan
Name: Tao Tan
Title: Chief Operating Officer